UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 3, 2025

JPMorgan Chase & Co.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

383 Madison Avenue, New York, New York		10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	JPM	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 5.75% Non-Cumulative Preferred Stock, Series DD	JPM PR D	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 6.00% Non-Cumulative Preferred Stock, Series EE	JPM PR C	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.75% Non-Cumulative Preferred Stock, Series GG	JPM PR J	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.55% Non-Cumulative Preferred Stock, Series JJ	JPM PR K	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.625% Non-Cumulative Preferred Stock, Series LL	JPM PR L	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.20% Non-Cumulative Preferred Stock, Series MM	JPM PR M	The New York Stock Exchange
Guarantee of Callable Fixed Rate Notes due June 10, 2032 of JPMorgan Chase Financial Company LLC	JPM/32	The New York Stock Exchange
Guarantee of Alerian MLP Index ETNs due January 28, 2044 of JPMorgan Chase Financial Company LLC	AMJB	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

On February 4, 2025, JPMorgan Chase & Co. (the “Company”) issued 300,000 shares (the “Shares”) of the Company’s 6.500% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series OO, par value of $1.00 per share and with a liquidation preference of $10,000 per share (the “Series OO Preferred Stock”), which Shares were deposited against delivery of depositary receipts (the “Depositary Receipts”) evidencing 3,000,000 depositary shares (the “Depositary Shares”), each representing a one-tenth interest in a Share, issued by Computershare Inc., as depositary.

Under the terms of the Series OO Preferred Stock, the ability of the Company to pay dividends on, make distributions with respect to, or to redeem, purchase or acquire, or make a liquidation payment on its common stock or any preferred stock ranking on a parity with or junior to the Series OO Preferred Stock, will be subject to restrictions in the event that the Company does not declare dividends on the Series OO Preferred Stock for the most recently completed dividend period or, in the case of any such liquidation payment, does not pay to holders of the Series OO Preferred Stock liquidation distributions of $10,000 per Share, plus any declared and unpaid dividends.

The terms of the Series OO Preferred Stock are more fully described in the Certificate of Designations (as defined below), which establishes the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Series OO Preferred Stock. Copies of the Certificate of Designations and the form of certificate representing the Series OO Preferred Stock are included as Exhibit 3.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The terms of the Depositary Shares are set forth in the Deposit Agreement, dated February 4, 2025, among the Company, Computershare Inc., as depositary, and the holders from time to time of the Depositary Receipts issued thereunder (the “Deposit Agreement”) and the form of Depositary Receipt. Copies of the Deposit Agreement and the form of Depositary Receipt are included as Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 3, 2025, the Company filed a Certificate of Designations, Powers, Preferences and Rights with the Secretary of State of the State of Delaware, establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Series OO Preferred Stock (the “Certificate of Designations”). The Certificate of Designations became effective with the Secretary of State of the State of Delaware upon filing. A copy of the Certificate of Designations is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01. Other Events.

On February 4, 2025, the Company completed the issuance and sale of 300,000 Shares, which Shares were deposited against delivery of Depositary Receipts evidencing 3,000,000 Depositary Shares, pursuant to an Underwriting Agreement, dated January 28, 2025, among the Company, J.P. Morgan Securities LLC and the other several underwriters named therein. The sale of the Depositary Shares was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-263304), as amended. In connection with this offering, the legal opinion as to the legality of the Depositary Shares and the Series OO Preferred Stock is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Designations, Powers, Preferences and Rights of JPMorgan Chase & Co., establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the 6.500% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series OO, filed February 3, 2025.

4.1	Form of certificate representing the Series OO Preferred Stock.

4.2	Deposit Agreement, dated February 4, 2025, among JPMorgan Chase & Co., Computershare Inc., as depositary, and the holders from time to time of Depositary Receipts.

4.3	Form of Depositary Receipt (included as part of Exhibit 4.2).

5.1	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the 6.500% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series OO and the Depositary Shares.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1).

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Jordan A. Costa
Name:	Jordan A. Costa
Title:	Managing Director

Dated: February 4, 2025